UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2024

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Equity Income Fund

BNY Mellon International Bond Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Equity Income Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided by Portfolio Managers Jon Bell, Robert Hay, CFA of Newton Investment Management Limited, sub-adviser and James A. Lydotes, CFA, of Newton Investment Management North America, LLC, sub-sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon Global Equity Income Fund (the “fund”) produced a total return of 12.09% for Class A shares, 11.67% for Class C shares, 12.27% for Class I shares and 12.22% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 20.35% for the same period.2

Global markets gained ground during the reporting period, as inflation eased and economic growth remained stronger than expected. The fund underperformed the Index largely due to underweight exposure to market-leading, mega-cap, technology-related shares.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund seeks to focus on dividend-paying stocks of companies located in the developed-capital markets, such as the United States, Canada, Japan, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers typically will purchase stocks that, at the time of purchase, have a yield premium to the yield of the Index.

The portfolio managers will combine a top-down approach, emphasizing current economic trends and current investment themes on a global basis, with a bottom-up stock selection, based on fundamental research. Within markets and sectors determined to be relatively attractive, the portfolio managers seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector.

Equities Gain Ground as Inflation Eases

The interplay between growth, inflation and the direction of monetary policy remained central to the wider investment debate throughout the reporting period. The final two months of 2023 witnessed a dramatic rebound in equities along with sharply falling government bond yields. Lower inflation numbers for October and November undoubtedly played a role in pushing yields down. However, a marked change in tone from the U.S. Federal Reserve steered investors away from prior expectations of interest rates staying “higher for longer” to anticipating rate cuts in the first half of 2024. This became the chief catalyst for the equity market’s rally in the final few weeks of 2023, and heralded the prospect of achieving the fabled “soft landing,” in which inflation comes under control without an accompanying material economic slowdown.

Global equities made further gains over the first quarter of 2024, before suffering a correction in the last month of the reporting period as investors reacted to the possibility that interest-rate cuts may come later than previously expected due to stubbornly high inflation. Strong U.S. economic growth and robust corporate earnings—particularly from a narrow group of mega-cap technology names benefiting from developments in artificial intelligence (“AI”) —bolstered investor sentiment. The macroeconomic backdrop appeared more mixed away from the United States. Eurozone growth was held back by a struggling Germany. In the UK, official figures showed that the economy entered a technical recession at the end of 2023. Japan’s economy also shrank for

2

the second quarter in a row, and the Bank of Japan decided to end its ultra-loose monetary policy and increase rates for the first time in seventeen years. Elsewhere, China sought to implement further stimulus measures to address its economic malaise, which included announcing cuts to its reserve requirement ratio and a mortgage-linked loan rate. Meanwhile, geopolitical tensions continued to simmer, given fears regarding a broader escalation of conflict in the Middle East.

Technology and Health Care Positioning Detracts

The fund’s relative returns suffered most from lack of exposure to AI-related large-cap technology stocks, such as NVIDIA, Meta Platforms and Alphabet. The Fund cannot invest in these stocks owing to their insufficient yields. Among fund holdings in the technology space, Cisco Systems, Inc’s quarterly results exceeded forecasts, but its share price fell sharply on management’s downbeat full-year guidance. We had reduced the fund’s exposure ahead of the results in anticipation of a potentially weak outlook, but believe that the share-price reaction was unwarranted and remain committed to the position. In health care, another area of relative weakness, shares in Bayer fell sharply in response to a clinical drug failure and negative litigation results. With the stock breaching the fund’s yield discipline, we sold the position. Holdings in biopharmaceutical company Gilead Sciences, Inc. also detracted, due to weaker-than-expected quarterly revenues underwhelming guidance. Notable underperformers in other sectors included specialty materials and chemicals business Chemours and utility Exelon Corp. (Exelon). We sold the fund’s position in Chemours in light of unresolved accounting questions, while maintaining the position in Exelon.

The fund’s returns relative to the Index benefited most from positioning in the consumer discretionary sector, particularly holdings in Publicis Groupe (Publicis) and Garmin Ltd. (Garmin) Advertising and communication-services business Publicis outperformed after its latest quarterly results revealed strong organic growth driven by increased market share. The company also announced that it will be investing €300 million over the next three years into further integrating AI into its platform model. The share price of GPS-enabled wearable maker Garmin jumped on the release of strong quarterly results that led management to upgrade full-year 2023 revenue and earnings per share. Although technology was an area of weakness, the fund’s zero weighting in consumer electronics Apple was the largest single contributor to relative returns, as the stock came under pressure from European regulatory rulings and U.S. Justice Department anti-trust actions. In other sectors, shares in miner Newmont Corp. benefited from the rising price of gold, along with the company’s production gains and effective cost controls. Pharmaceutical firm AstraZeneca, which recently re-entered the fund’s investable yield universe, leading to its reintroduction to the fund, reported revenue and earnings that exceeded expectations.

Compelling Valuations for Income Stocks

While headline inflation has been falling, and global interest rates may have peaked, core inflation remains sticky and appears likely to remain so given long-term trends, such as deglobalization and decarbonization. We believe that, to combat inflation, interest rates will have to remain higher for longer, leading to lower rates of economic growth. Critically, the era of free money, which contributed to gains in growth stocks, now appears over, and the conditions required for a change in market leadership seem to be in place. We see compelling valuations among stocks offering income at above-average rates, which have been trading at a substantial discount to low-income stocks on price-to-earnings and price-to-book bases. Recent market moves have only served to increase that discount, which is now equivalent to the discount seen in 2000, when the technology bubble burst.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As of April 30, 2024, the so-called “Magnificent 7” high-flying, AI-related stocks (Apple, Alphabet, Meta Platforms, Amazon.com, Microsoft, NVIDIA and Tesla) make up approximately 18% of the FTSE World Index. Given its strict yield discipline, the fund has zero weightings in these stocks and maintains the most significantly underweight position in the information technology sector ever in the fund’s history. Instead, the fund holds overweight sector positions in areas of stability, including consumer staples, health care and utilities. These are balanced with overweight exposure to defensive financials, which we believe should continue to benefit from strong pricing power in a world of higher interest rates. The fund is not a global growth portfolio and is positioned differently from the global equity market, providing valuable diversification to passive and growth-oriented portfolios.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Equity Income Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.43	$10.47	$5.07	$4.91
Ending value (after expenses)	$1,120.90	$1,116.70	$1,122.70	$1,122.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.12	$9.97	$4.82	$4.67
Ending value (after expenses)	$1,018.80	$1,014.97	$1,020.09	$1,020.24
†

Expenses are equal to the fund’s annualized expense ratio of 1.22% for Class A, 1.99% for Class C, .96% for Class I and .93% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.1%
Brazil - 1.3%
B3 SA - Brasil Bolsa Balcao	1,531,224		3,170,022
Canada - 1.6%
Restaurant Brands International, Inc.	51,900	[a]	3,936,615
France - 7.5%
Publicis Groupe SA	47,551		5,255,445
Sanofi SA	78,783		7,767,722
Veolia Environnement SA	159,793		4,966,772
			17,989,939
Germany - 5.3%
DHL Group	115,440		4,835,015
Mercedes-Benz Group AG	41,598		3,143,041
Muenchener Rueckversicherungs-Gesellschaft AG	10,882		4,782,284
			12,760,340
Hong Kong - 2.2%
AIA Group Ltd.	708,000		5,191,757
India - 1.6%
Infosys Ltd., ADR	227,201	[a]	3,796,529
Indonesia - 1.7%
Bank Mandiri Persero TBK Pt	4,436,900		1,872,663
Bank Rakyat Indonesia Persero TBK Pt	7,073,600		2,133,235
			4,005,898
Ireland - 4.7%
Johnson Controls International PLC	71,477		4,651,008
Medtronic PLC	83,672		6,713,841
			11,364,849
Italy - 1.4%
Enel SpA	494,140		3,254,370
Netherlands - 1.3%
ING Groep NV	194,073		3,056,339
Peru - 1.5%
Credicorp Ltd.	21,351		3,535,939
Spain - 1.9%
Industria de Diseno Textil SA	99,406		4,514,868
Switzerland - 6.6%
Garmin Ltd.	15,592		2,252,576
Nestle SA	39,881		4,000,435
Novartis AG	36,776		3,552,228
Roche Holding AG	11,852		2,835,465
Zurich Insurance Group AG	6,316		3,039,810
			15,680,514

6

Description		Shares		Value ($)
Common Stocks - 95.1% (continued)
United Kingdom - 12.6%
Anglo American PLC		87,420		2,852,454
AstraZeneca PLC		32,475		4,889,560
BAE Systems PLC		248,701		4,136,345
British American Tobacco PLC		145,070		4,251,823
Diageo PLC		113,935		3,928,875
GSK PLC		204,432	[b]	4,237,618
Shell PLC		126,426		4,505,393
Smiths Group PLC		62,672		1,262,433
				30,064,501
United States - 43.9%
Carter's, Inc.		23,567		1,612,219
Chesapeake Energy Corp.		40,014	[a]	3,596,458
Cisco Systems, Inc.		145,223		6,822,577
CME Group, Inc.		37,336		7,827,119
CMS Energy Corp.		61,704		3,739,879
Dominion Energy, Inc.		137,486		7,009,036
Exelon Corp.		137,601		5,171,046
First Horizon Corp.		207,419		3,094,692
Gilead Sciences, Inc.		41,410		2,699,932
International Game Technology PLC		86,530		1,708,102
International Paper Co.		95,014		3,319,789
JPMorgan Chase & Co.		17,549		3,364,845
Kenvue, Inc.		196,412		3,696,474
Newmont Corp.		81,986		3,331,911
Paychex, Inc.		42,722		5,075,801
PepsiCo, Inc.		36,515		6,423,354
Phillips 66		21,378		3,061,543
Sysco Corp.		66,419		4,936,260
Texas Instruments, Inc.		16,171		2,852,888
The Allstate Corp.		27,960		4,754,878
The Goldman Sachs Group, Inc.		9,347		3,988,458
The Interpublic Group of Companies, Inc.		125,109		3,808,318
The Kraft Heinz Company		124,379		4,802,273
The Procter & Gamble Company		31,164		5,085,965
Tyson Foods, Inc., Cl. A		53,271		3,230,886
				105,014,703
Total Common Stocks (cost $195,155,535)				227,337,183
	Preferred Dividend Yield (%)
Preferred Stocks - 2.7%
South Korea - 2.7%
Samsung Electronics Co. Ltd. (cost $4,490,182)	2.23	135,544		6,352,139

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,498,444)	5.41	2,498,444	[c]	2,498,444

Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,306,761)	5.41	2,306,761	[c]	2,306,761
Total Investments (cost $204,450,922)		99.8%		238,494,527
Cash and Receivables (Net)		.2%		440,557
Net Assets		100.0%		238,935,084

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $3,772,191 and the value of the collateral was $3,867,383, consisting of cash collateral of $2,306,761 and U.S. Government & Agency securities valued at $1,560,622. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

8

Portfolio Summary (Unaudited) †	Value (%)
Food, Beverage & Tobacco	11.1
Pharmaceuticals, Biotechnology & Life Sciences	10.9
Utilities	10.1
Insurance	7.4
Banks	7.1
Financial Services	6.3
Technology Hardware & Equipment	5.5
Energy	4.7
Capital Goods	4.2
Materials	4.0
Media & Entertainment	3.8
Household & Personal Products	3.7
Health Care Equipment & Services	2.8
Consumer Services	2.4
Commercial & Professional Services	2.1
Consumer Staples Distribution & Retail	2.1
Transportation	2.0
Investment Companies	2.0
Consumer Discretionary Distribution & Retail	1.9
Consumer Durables & Apparel	1.6
Software & Services	1.6
Automobiles & Components	1.3
Semiconductors & Semiconductor Equipment	1.2
99.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	5,056,622	56,041,062	(58,599,240)	2,498,444	96,422

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers (continued)
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.0%	3,751,927	22,450,756	(23,895,922)	2,306,761	6,832	††
Total - 2.0%	8,808,549	78,491,818	(82,495,162)	4,805,205	103,254

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,772,191)—Note 1(c):
Unaffiliated issuers	199,645,717	233,689,322
Affiliated issuers	4,805,205	4,805,205
Cash denominated in foreign currency	439,912	438,442
Receivable for investment securities sold		4,987,273
Tax reclaim receivable—Note 1(b)		960,920
Dividends and securities lending income receivable		618,271
Receivable for shares of Beneficial Interest subscribed		12,670
Prepaid expenses		39,856
		245,551,959
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		215,879
Payable for investment securities purchased		3,592,419
Liability for securities on loan—Note 1(c)		2,306,761
Payable for shares of Beneficial Interest redeemed		415,621
Trustees’ fees and expenses payable		9,476
Interest payable—Note 2		4,212
Other accrued expenses		72,507
		6,616,875
Net Assets ($)		238,935,084
Composition of Net Assets ($):
Paid-in capital		203,505,955
Total distributable earnings (loss)		35,429,129
Net Assets ($)		238,935,084

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	51,953,790	9,080,584	172,665,702	5,235,008
Shares Outstanding	3,915,525	649,991	14,027,526	425,596
Net Asset Value Per Share ($)	13.27	13.97	12.31	12.30

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $314,167 foreign taxes withheld at source):
Unaffiliated issuers	5,016,074
Affiliated issuers	96,422
Income from securities lending—Note 1(c)	6,832
Total Income	5,119,328
Expenses:
Management fee—Note 3(a)	1,167,324
Shareholder servicing costs—Note 3(c)	183,261
Professional fees	60,710
Custodian fees—Note 3(c)	37,046
Distribution fees—Note 3(b)	36,786
Registration fees	36,061
Trustees’ fees and expenses—Note 3(d)	20,985
Prospectus and shareholders’ reports	17,322
Interest expense—Note 2	12,969
Chief Compliance Officer fees—Note 3(c)	12,262
Loan commitment fees—Note 2	3,694
Miscellaneous	23,671
Total Expenses	1,612,091
Less—reduction in fees due to earnings credits—Note 3(c)	(1,257)
Net Expenses	1,610,834
Net Investment Income	3,508,494
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,085,313
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	28,715,157
Net Realized and Unrealized Gain (Loss) on Investments	32,800,470
Net Increase in Net Assets Resulting from Operations	36,308,964

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	3,508,494	9,344,002
Net realized gain (loss) on investments	4,085,313	20,155,641
Net change in unrealized appreciation (depreciation) on investments	28,715,157	(7,308,015)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,308,964	22,191,628
Distributions ($):
Distributions to shareholders:
Class A	(3,345,540)	(6,289,172)
Class C	(576,225)	(1,507,041)
Class I	(18,213,873)	(35,786,288)
Class Y	(108,218)	(31,402)
Total Distributions	(22,243,856)	(43,613,903)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	5,156,991	10,814,797
Class C	256,909	1,098,580
Class I	27,143,339	98,080,046
Class Y	3,960,916	1,305,241
Distributions reinvested:
Class A	2,678,922	4,976,411
Class C	526,038	1,307,842
Class I	15,735,154	31,182,104
Class Y	41,739	31,236
Cost of shares redeemed:
Class A	(7,434,343)	(12,351,641)
Class C	(2,536,060)	(5,099,790)
Class I	(141,802,263)	(113,306,838)
Class Y	(183,933)	(86,119)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(96,456,591)	17,951,869
Total Increase (Decrease) in Net Assets	(82,391,483)	(3,470,406)
Net Assets ($):
Beginning of Period	321,326,567	324,796,973
End of Period	238,935,084	321,326,567

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	389,062	802,979
Shares issued for distributions reinvested	206,289	383,752
Shares redeemed	(561,032)	(911,608)
Net Increase (Decrease) in Shares Outstanding	34,319	275,123
Class C
Shares sold	18,519	78,377
Shares issued for distributions reinvested	38,492	96,370
Shares redeemed	(181,711)	(363,823)
Net Increase (Decrease) in Shares Outstanding	(124,700)	(189,076)
Class I
Shares sold	2,215,121	7,847,233
Shares issued for distributions reinvested	1,305,435	2,576,385
Shares redeemed	(11,610,626)	(8,943,016)
Net Increase (Decrease) in Shares Outstanding	(8,090,070)	1,480,602
Class Y
Shares sold	318,197	107,428
Shares issued for distributions reinvested	3,459	2,584
Shares redeemed	(15,038)	(6,925)
Net Increase (Decrease) in Shares Outstanding	306,618	103,087

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.64	13.51	16.25	12.40	13.99	13.45
Investment Operations:
Net investment income[a]	.14	.35	.26	.28	.26	.33
Net realized and unrealized gain (loss) on investments	1.36	.53	(1.25)	3.84	(1.45)	1.36
Total from Investment Operations	1.50	.88	(.99)	4.12	(1.19)	1.69
Distributions:
Dividends from net investment income	(.14)	(.33)	(.25)	(.27)	(.27)	(.33)
Dividends from net realized gain on investments	(.73)	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(.87)	(1.75)	(1.75)	(.27)	(.40)	(1.15)
Net asset value, end of period	13.27	12.64	13.51	16.25	12.40	13.99
Total Return (%)[b]	12.09[c]	6.45	(6.84)	33.36	(8.72)	13.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22[d]	1.19	1.17	1.18	1.19	1.17
Ratio of net expenses to average net assets	1.22[d]	1.19	1.17	1.18	1.19	1.17
Ratio of net investment income to average net assets	2.14[d]	2.59	1.79	1.77	1.95	2.54
Portfolio Turnover Rate	24.56[c]	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	51,954	49,055	48,725	55,804	44,269	56,173

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30,2024	Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.26	14.09	16.86	12.85	14.47	13.86
Investment Operations:
Net investment income[a]	.09	.26	.15	.15	.17	.24
Net realized and unrealized gain (loss) on investments	1.43	.55	(1.29)	4.00	(1.51)	1.41
Total from Investment Operations	1.52	.81	(1.14)	4.15	(1.34)	1.65
Distributions:
Dividends from net investment income	(.08)	(.22)	(.13)	(.14)	(.15)	(.22)
Dividends from net realized gain on investments	(.73)	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(.81)	(1.64)	(1.63)	(.14)	(.28)	(1.04)
Net asset value, end of period	13.97	13.26	14.09	16.86	12.85	14.47
Total Return (%)[b]	11.67[c]	5.59	(7.54)	32.34	(9.42)	13.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99[d]	1.96	1.94	1.95	1.94	1.91
Ratio of net expenses to average net assets	1.99[d]	1.96	1.94	1.95	1.94	1.91
Ratio of net investment income to average net assets	1.35[d]	1.82	1.02	.97	1.21	1.79
Portfolio Turnover Rate	24.56[c]	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	9,081	10,274	13,578	18,165	24,255	49,830

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2024		Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.78	12.71	15.39	11.76	13.30	12.83
Investment Operations:
Net investment income[a]	.15	.36	.28	.30	.28	.35
Net realized and unrealized gain (loss) on investments	1.27	.50	(1.17)	3.64	(1.39)	1.30
Total from Investment Operations	1.42	.86	(.89)	3.94	(1.11)	1.65
Distributions:
Dividends from net investment income	(.16)	(.37)	(.29)	(.31)	(.30)	(.36)
Dividends from net realized gain on investments	(.73)	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(.89)	(1.79)	(1.79)	(.31)	(.43)	(1.18)
Net asset value, end of period	12.31	11.78	12.71	15.39	11.76	13.30
Total Return (%)	12.27[b]	6.68	(6.56)	33.67	(8.53)	14.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.94	.92	.93	.94	.91
Ratio of net expenses to average net assets	.96[c]	.93	.92	.93	.94	.91
Ratio of net investment income to average net assets	2.31[c]	2.86	2.05	2.02	2.22	2.78
Portfolio Turnover Rate	24.56[b]	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	172,666	260,597	262,292	234,242	190,883	309,206

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2024	Year Ended October 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.78	12.70	15.39	11.75	13.29	12.82
Investment Operations:
Net investment income[a]	.17	.26	.24	.30	.32	.37
Net realized and unrealized gain (loss) on investments	1.24	.61	(1.14)	3.65	(1.42)	1.29
Total from Investment Operations	1.41	.87	(.90)	3.95	(1.10)	1.66
Distributions:
Dividends from net investment income	(.16)	(.37)	(.29)	(.31)	(.31)	(.37)
Dividends from net realized gain on investments	(.73)	(1.42)	(1.50)	-	(.13)	(.82)
Total Distributions	(.89)	(1.79)	(1.79)	(.31)	(.44)	(1.19)
Net asset value, end of period	12.30	11.78	12.70	15.39	11.75	13.29
Total Return (%)	12.22[b]	6.81	(6.59)	33.79	(8.47)	14.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.85	.92	.85	.84
Ratio of net expenses to average net assets	.93[c]	.91	.85	.92	.85	.84
Ratio of net investment income to average net assets	2.90[c]	2.67	1.96	2.03	2.48	2.93
Portfolio Turnover Rate	24.56[b]	60.96	52.78	26.61	18.42	27.51
Net Assets, end of period ($ x 1,000)	5,235	1,401	202	42	27	39,585

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	133,071,233	94,265,950	††	-	227,337,183
Equity Securities - Preferred Stocks	-	6,352,139	††	-	6,352,139
Investment Companies	4,805,205	-		-	4,805,205

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

22

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $931 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	3,772,191		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	3,772,191		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(3,772,191)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and

24

economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2023 was as follows: ordinary income $10,506,548 and long-term capital gains $33,107,355. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended April 30, 2024, the fund was charged $12,969 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $408,242 with a related weighted average annualized interest rate of 6.39%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust had agreed to pay the Adviser a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $3,037 from commissions earned on sales of the fund’s Class A shares and $98 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $36,786 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

26

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $64,716 and $12,262, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $5,087 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,257.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ended April 30, 2024, the fund was charged $37,046 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,262 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $175,102, Distribution Plan fees of $5,686, Shareholder Services Plan fees of $12,594, Custodian fees of $16,000, Chief Compliance Officer fees of $4,206 and Transfer Agent fees of $2,291.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended April 30, 2024, amounted to $73,699,062 and $186,648,967, respectively.

At April 30, 2024, accumulated net unrealized appreciation on investments was $34,043,605, consisting of $41,023,747 gross unrealized appreciation and $6,980,142 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

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ADDITIONAL INFORMATION (Unaudited) (continued)

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

30

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

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ADDITIONAL INFORMATION (Unaudited) (continued)

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

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• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

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ADDITIONAL INFORMATION (Unaudited) (continued)

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”), between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIMNA provides certain advisory services to NIM for the benefit of the fund, including, but not limited to, portfolio management services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board Member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global equity income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global equity income funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional global equity income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods, except for the one-year period when the fund’s total return performance was below the Performance Group median, and was above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices. The Board noted that the fund had a five star rating for the ten-year period, a four star rating for the five-year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were slightly higher than the Expense Group median and higher than the Expense Universe median total expenses.

36

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT, SUB-INVESTMENT AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Global Equity Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6175SA0424

BNY Mellon International Bond Fund

SEMI-ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2023, through April 30, 2024, as provided Brendan Murphy, CFA, Scott Zaleski, CFA, and Nathaniel Hyde, CFA, Adam Whitely, and Harvey Bradley, Portfolio Managers employed by the fund’s sub-adviser, Insight North America LLC (“INA”).

Market and Fund Performance Overview

For the six-month period ended April 30, 2024, the BNY Mellon International Bond Fund (the “fund”) produced a total return of 5.16% for Class A shares, 4.71% for Class C shares, 5.22% for Class I shares and 5.38% for Class Y shares.1 In comparison, the fund’s benchmark, the Bloomberg Global Aggregate ex USD Index (Unhedged) (the “Index”), produced a total return of 3.92% for the same period.2

International fixed-income markets gained ground as economic growth remained generally positive, inflation eased, and central banks slowed or paused monetary tightening policies. The fund outperformed the Index, primarily due to the positive impact of duration and allocation positioning.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities. The fund also normally invests at least 65% of its assets in non-U.S. dollar-denominated, fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain a portfolio with an average credit quality of investment grade. The fund’s portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, focusing on sectors and individual securities that appear to be relatively undervalued, and actively trading among sectors.

Inflation Eases as Rates Increase

Improving macroeconomic data in late 2023 and dovish central bank rhetoric saw strong performance from both spreads and duration into the end of the year. High realized inflation in the first quarter of 2024 led to increasing yields, even as spreads remained tight as the market-implied amount of easing from the U.S. Federal Reserve fell. This was primarily due to the fact that relatively high inflation was accompanied by strong, but slowly softening economic growth data. This strong growth, combined with rising U.S. Treasury yields, saw the U.S. dollar well supported at prevailing relatively high levels. European fixed income benefited from dovish rhetoric from the European Central Bank, with German bunds outperforming other core fixed-income markets. Japanese government bond yields were relatively volatile, as the market struggled to incorporate a changing outlook for domestic monetary policy. The Japanese yen significantly underperformed other major developed-markets currencies, eventually prompting Bank of Japan intervention.

Duration and Allocation Positions Outperform

The fund’s performance relative to Index benefited from a variety of duration positions adopted during the reporting period in response to shifting market trends. From the beginning of the period through mid-December 2023, the fund held an overweight duration position, while from mid-December onward, the fund held underweight duration exposure. Both duration positions bolstered relative returns. From an asset class perspective, the fund’s performance benefited from overweight exposure to U.S. and European corporate credits, which outperformed as spreads tightened aggressively. Overweight exposure to Italian government bonds versus bunds further bolstered relative returns.

While most of the fund’s major risk positions performed well during the period, relative performance suffered from underweight exposure to Canadian duration, as a string of below-expectation inflation numbers caused yields to outperform. The fund’s relative performance also suffered modestly from overweight exposure to utilities and government-owned, but not guaranteed, entities.

The fund used derivatives extensively, both to manage risk and to adopt active positions. The types of derivatives used by the fund included futures and interest-rate swaps, currency forwards and credit index products. We believe these positions played a significant role in the fund’s overall positive relative performance.

Maintaining Cautious Positioning

We expect strong total returns from global fixed income over the coming months. In most major markets, yields are significantly above our year-end forecasts. The potential for capital appreciation, combined with high current yields, leave the asset class well positioned.

We expect the U.S. dollar to remain at or near its peak, with easier monetary policy and slowing growth likely to erode the “U.S. growth exceptionalism” narrative that has driven foreign exchange markets. We also anticipate increasingly differentiated bond market performance going forward, as the impact of implemented monetary policy tightening varies depending on the domestic economic structure. Generally, we see the United States as the developed bond market with the most significant potential for total return, with Japan likely to be among the worst performing government bond markets over the coming quarters.

As of April 30, 2024, the fund maintains a roughly neutral duration position relative to the Index. However, significantly underweight exposure to low-volatility Japanese government bonds and overweight exposure to high-volatility U.S. Treasury bonds make the fund's performance more sensitive to changes in core government bond yields than the Index.

In other positions, the fund holds overweight exposure to local Korean and New Zealand government bond markets. It also holds a significantly underweight position in Canadian duration, alongside its underweight position in Japan. The fund is positioned to benefit from a steeper yield curve in the United States and Europe.

Additionally, the fund holds overweight exposure to 30-year U.S. breakeven inflation, while holding underweight exposure to 30-year European and 5-year UK inflation.

In terms of credit types, the fund holds overweight exposure in risk assets, particularly investment-grade credit. This position is split roughly evenly between U.S. and European credit, with concentrations in the property, financial and utility sectors. The fund also holds

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

modestly overweight exposure to European peripheral risk (Italy) and U.S. agency mortgage-backed securities.

May 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Global Aggregate ex USD Index (Unhedged) is a flagship measure of global investment grade debt from 24 local currency markets, excluding U.S. dollar-denominated bonds. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed- and emerging-market issuers. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. These risks are generally greater with emerging-markets countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Bond Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.31	$9.77	$4.18	$3.73
Ending value (after expenses)	$1,051.60	$1,047.10	$1,052.20	$1,053.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.22	$9.62	$4.12	$3.67
Ending value (after expenses)	$1,019.69	$1,015.32	$1,020.79	$1,021.23
†

Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.92% for Class C, .82% for Class I and .73% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1%
Australia - 3.0%
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	1.75	3/20/2034	4,126,000		1,968,996
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	4.25	2/20/2036	637,000		373,316
Treasury Corp. of Victoria, Govt. Gtd. Bonds	AUD	2.00	9/17/2035	635,000		293,646
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.75	9/15/2036	2,791,000		1,696,498
					4,332,456
Austria - 1.6%
Austria, Sr. Unscd. Bonds	EUR	2.90	2/20/2034	1,275,000	[b]	1,342,629
Raiffeisen Bank International AG, Sr. Notes	EUR	4.63	8/21/2029	100,000		105,311
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000		861,894
					2,309,834
Belgium - 1.2%
Belgium, Sr. Unscd. Notes, Ser. 98	EUR	3.30	6/22/2054	900,000	[b]	921,805
FLUVIUS System Operator CV, Gtd. Notes	EUR	3.88	5/9/2033	800,000		857,465
					1,779,270
Bermuda - .5%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	802,667	[b]	702,597
Canada - 2.9%
Alimentation Couche-Tard, Inc., Gtd. Notes	EUR	3.65	5/12/2031	471,000	[b]	496,404
Alimentation Couche-Tard, Inc., Sr. Unscd. Notes	EUR	4.01	2/12/2036	497,000	[b]	522,860
Canada, Bonds	CAD	1.75	12/1/2053	2,375,000		1,127,868
Canada, Bonds	CAD	3.25	9/1/2028	400,000		283,180
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	338,313	[b]	238,442
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	438,914	[b]	314,166
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	807,970
GFL Environmental, Inc., Sr. Scd. Notes		6.75	1/15/2031	400,000	[b]	403,734
					4,194,624

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
Cayman Islands - .8%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.17	4/20/2036	539,672	[b,c]	542,357
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.23	7/15/2036	600,000	[b,c]	604,826
					1,147,183
China - 7.3%
China, Bonds	CNY	2.60	9/1/2032	37,700,000		5,288,596
China, Bonds	CNY	3.73	5/25/2070	16,950,000		2,995,205
China, Unscd. Bonds	CNY	3.81	9/14/2050	13,600,000		2,284,149
					10,567,950
Denmark - .2%
Denmark, Bonds	DKK	4.50	11/15/2039	1,500,000		261,828
Finland - .4%
Finland, Sr. Unscd. Bonds	EUR	3.00	9/15/2033	500,000	[b]	532,779
France - 6.9%
Electricite de France SA, Sr. Unscd. Notes	EUR	4.63	1/25/2043	200,000		216,571
Electricite de France SA, Sr. Unscd. Notes		5.95	4/22/2034	920,000	[b]	914,670
Electricite de France SA, Sr. Unscd. Notes		6.00	4/22/2064	420,000	[b]	384,817
French Republic, Bonds, Ser. 10Y	EUR	3.00	5/25/2033	3,025,000	[b]	3,223,605
French Republic, Bonds, Ser. 31Y	EUR	3.00	5/25/2054	250,000	[b]	243,151
French Republic, Bonds, Ser. 31Y	EUR	3.25	5/25/2055	950,000	[b]	965,269
French Republic, Bonds, Ser. 32Y	EUR	4.00	10/25/2038	735,000	[b]	851,068
French Republic, Bonds, Ser. 5Y	EUR	2.75	2/25/2029	325,000	[b]	344,222
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	500,000		531,013
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	400,000		426,546
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	200,000		222,344
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	600,000		661,148
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	900,000		882,125
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	100,000		114,112
					9,980,661
Germany - 5.1%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	200,000		160,593
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	1,100,000		1,187,523
Bundesobligation, Bonds, Ser. 189	EUR	2.10	4/12/2029	2,800,000		2,917,176
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	495,000		492,304
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	550,000		577,218
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	384,000		412,639

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 98.1% (continued)
Germany - 5.1% (continued)
Eurogrid GmbH, Gtd. Notes	EUR	0.74	4/21/2033	200,000	164,850
Eurogrid GmbH, Gtd. Notes	EUR	1.11	5/15/2032	200,000	174,492
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	100,000	91,756
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	700,000	563,819
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	700,000	657,500
					7,399,870
Greece - .4%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	247,000	[b] 278,230
Piraeus Bank SA, Sr. Notes	EUR	6.75	12/5/2029	200,000	228,903
					507,133
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	158,220,000	366,961
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	10,580,000,000	668,100
Ireland - 1.5%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	450,000	455,402
Ireland, Bonds	EUR	2.60	10/18/2034	525,000	542,263
Linde PLC, Sr. Unscd. Notes	EUR	1.63	3/31/2035	600,000	530,435
Permanent TSB Group Holdings PLC, Sr. Unscd. Notes	EUR	6.63	4/25/2028	112,000	126,189
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	473,000	479,862
					2,134,151
Israel - .6%
Israel, Sr. Unscd. Notes		5.50	3/12/2034	842,000	800,953
Italy - 3.4%
Autostrade per l'Italia SpA, Sr. Unscd. Notes	EUR	4.63	2/28/2036	596,000	628,197
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	2,375,000	2,658,927
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	2,010,000	[b] 1,542,843
					4,829,967
Japan - 4.5%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	262,400,000	1,619,993
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	442,200,000	2,586,409
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	194,300,000	868,548
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	177,050,000	850,013
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	122,100,000	565,294
					6,490,257

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 98.1% (continued)
Jersey - .8%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.10	7/15/2036	545,000	[b,c] 546,767
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.13	7/15/2036	575,000	[b,c] 578,885
					1,125,652
Luxembourg - .6%
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Gtd. Notes		3.63	1/15/2032	639,000	532,571
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	185,000	154,188
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	134,000	109,878
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	130,000	136,880
					933,517
Malaysia - .8%
Malaysia, Bonds, Ser. 318	MYR	4.64	11/7/2033	5,100,000	1,123,324
Mexico - .5%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	14,600,000	727,335
Netherlands - 2.3%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	1,032,000	1,080,500
BNI Finance BV, Gtd. Notes	EUR	3.88	12/1/2030	667,000	720,939
Enel Finance International NV, Gtd. Notes	EUR	4.50	2/20/2043	110,000	117,920
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	203,000	204,278
JDE Peet's NV, Sr. Unscd. Notes	EUR	4.50	1/23/2034	404,000	436,380
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	500,000	550,678
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	190,000	207,774
					3,318,469
New Zealand - 3.7%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	6,455,000	3,432,592
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	4,040,000	1,936,322
					5,368,914
Peru - .9%
Peru, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	4,710,000	[b] 1,260,987
Poland - .8%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	1,375,000	345,754
Poland, Sr. Unscd. Notes		5.50	3/18/2054	848,000	799,342
					1,145,096
Romania - .2%
Romania, Sr. Unscd. Bonds	EUR	3.62	5/26/2030	151,000	148,072
Romania, Sr. Unscd. Notes		6.38	1/30/2034	170,000	[b] 166,556
					314,628

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
Singapore - .6%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	300,000		275,422
Singapore, Bonds	SGD	3.38	9/1/2033	875,000		638,316
					913,738
South Korea - 5.0%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	7,979,700,000		6,049,780
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	1,645,000,000		1,117,743
					7,167,523
Spain - 5.0%
Banco de Credito Social Cooperativo SA, Sr. Notes	EUR	7.50	9/14/2029	200,000		234,920
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	900,000		927,459
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	700,000		634,122
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	500,000		462,950
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	500,000		481,259
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	4,975,000	[b]	4,392,507
Spain, Sr. Unscd. Bonds	EUR	3.25	4/30/2034	75,000	[b]	79,347
					7,212,564
Sweden - .3%
Sweden, Bonds, Ser. 1066	SEK	2.25	5/11/2035	5,025,000		445,394
Switzerland - 2.4%
Switzerland, Bonds	CHF	0.50	6/27/2032	1,375,000		1,471,816
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	656,000		561,852
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000		1,377,990
					3,411,658
United Kingdom - 10.7%
BAE Systems PLC, Sr. Unscd. Notes		5.30	3/26/2034	388,000	[b]	376,894
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	86,782	[b]	84,792
Diageo Finance PLC, Gtd. Notes	EUR	2.50	3/27/2032	500,000		498,973
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.82	12/16/2067	253,483	[b,c]	316,906
Motability Operations Group PLC, Gtd. Notes	EUR	3.50	7/17/2031	1,310,000		1,381,984
National Grid PLC, Sr. Unscd. Notes	EUR	0.75	9/1/2033	770,000		615,261
Severn Trent Utilities Finance PLC, Gtd. Notes	EUR	4.00	3/5/2034	217,000		228,464
SW Finance I PLC, Sr. Scd. Notes	GBP	7.38	12/12/2041	529,000		638,901
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	1.25	1/31/2032	441,000		344,080
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	314,000		291,496

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United Kingdom - 10.7% (continued)
Tower Bridge Funding PLC, Ser. 2021-2, Cl. A, (3 Month SONIO +0.78%)	GBP	6.01	11/20/2063	267,636	[c]	334,977
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	3,475,000		4,012,180
United Kingdom Gilt, Bonds	GBP	4.38	7/31/2054	2,350,000		2,740,288
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	2,350,000		2,950,156
United Utilities Water Finance PLC, Gtd. Notes	EUR	3.75	5/23/2034	583,000		602,362
					15,417,714
United States - 22.4%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	466,758	[b]	464,399
Alexandria Real Estate Equities, Inc., Gtd. Notes		5.25	5/15/2036	343,000		322,746
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	379,000	[b]	372,807
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[b]	491,248
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	140,000		125,748
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[b]	379,911
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	261,000	[b]	264,187
Bimbo Bakeries USA, Inc., Gtd. Notes		5.38	1/9/2036	200,000	[b]	191,362
Carrier Global Corp., Sr. Unscd. Notes	EUR	4.50	11/29/2032	339,000		374,507
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	165,000		168,664
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	290,411	[b]	290,761
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	526,205	[b]	530,386
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	910,000	[b]	911,936
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	341,000	[b]	342,245
Constellation Energy Generation LLC, Sr. Unscd. Notes		5.75	3/15/2054	320,000		301,362
Consumers Energy Co., First Mortgage Bonds		4.60	5/30/2029	438,000		424,442
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	115,800	[b]	106,776
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	394,000	[b]	383,466
Diamondback Energy, Inc., Gtd. Notes		5.40	4/18/2034	140,000		136,098

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United States - 22.4% (continued)
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	1,240,000		1,178,685
Energy Transfer LP, Sr. Unscd. Notes		6.40	12/1/2030	270,000		278,274
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	284,000		296,088
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	192,000	[b]	193,325
Enterprise Products Operating LLC, Gtd. Notes		4.85	1/31/2034	1,279,000		1,219,957
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	84,366		84,013
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	608,069	[b]	485,740
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.33	1/25/2051	136,322	[b,c,d]	133,474
Helios Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	97,127	[b]	96,619
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	614,000		671,558
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.38	3/1/2030	647,000		681,120
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2		6.23	4/20/2054	123,114	[b]	121,839
Morgan Stanley, Sr. Unscd. Notes		5.47	1/18/2035	571,000		555,729
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	252,745	[b]	242,625
Nasdaq, Inc., Sr. Unscd. Bonds	EUR	4.50	2/15/2032	1,110,000		1,235,289
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,001,000		886,818
Public Service Enterprise Group, Inc., Sr. Unscd. Notes		5.45	4/1/2034	230,000	[e]	223,770
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	694,000		770,542
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	114,000		129,583
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	515,000	[b]	493,096
Santander Drive Auto Receivables Trust, Ser. 2021-4, Cl. C		1.26	2/16/2027	370,066		365,666
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	551,850
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	150,000	[b]	147,711
The Boeing Company, Sr. Unscd. Notes		6.53	5/1/2034	270,000	[b]	272,236

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.1% (continued)
United States - 22.4% (continued)
The Boeing Company, Sr. Unscd. Notes		6.86	5/1/2054	192,000	[b]	192,885
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	480,000		479,085
TIF Funding III LLC, Ser. 2024-1A, Cl. A		5.48	4/20/2049	568,425	[b]	559,201
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	304,000		283,389
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	826,000		810,821
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	72,000		71,938
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	212,000		222,047
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	583,000		576,501
U.S. Treasury Notes		4.00	2/15/2034	686,000		649,663
U.S. Treasury Notes		4.63	2/28/2026	411,000		407,869
Unilever Capital Corp., Sr. Unscd. Notes	EUR	3.40	6/6/2033	1,200,000		1,275,341
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	583,000	[b]	579,001
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	273,289	[b]	271,041
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	294,814	[b]	294,777
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	346,079
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		257,738
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	93,000	[b]	84,879
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b]	76,596
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	856,000	[b]	622,269
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	360,000		347,068
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	630,000		614,367
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.59	2/15/2040	357,903	[b,c]	357,139
Federal Home Loan Mortgage Corp.:
5.50%, 4/1/2054				3,094,000	[d]	3,027,209
Federal National Mortgage Association:
6.00%, 12/1/2053				1,907,798	[d]	1,914,349
					32,219,910
Total Bonds and Notes (cost $145,794,476)				141,112,997

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Options Purchased - .0%
Put Options - .0%
Swaption Receiver Markit CDX North America Investment Grade Index Series 42, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 15,300,000, Citigroup Global Markets, Inc.		0.55	6/20/2024	15,300,000	[f]	23,229
Swaption Receiver Markit CDX North America Investment Grade Index Series 42, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 17,350,000, Citigroup Global Markets, Inc.		0.55	5/15/2024	17,350,000	[f]	10,262
Swaption Receiver Markit iTraxx Europe Index Series 41, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 13,150,000, Citigroup Global Markets, Inc.	EUR	0.58	5/15/2024	13,150,000	[f]	9,876
Total Options Purchased (cost $69,883)				43,367
	1-Day Yield (%)			Shares
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,858)		5.41		13,858	[g]	13,858

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $232,300)	5.41	232,300	[g] 232,300
Total Investments (cost $146,110,517)		98.3%	141,402,522
Cash and Receivables (Net)		1.7%	2,467,786
Net Assets		100.0%	143,870,308

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $34,833,951 or 24.21% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $223,770 and the value of the collateral was $232,300, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

f Exercise price is referenced as basis points.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	52.2
Utilities	7.9
Banks	6.5
U.S. Government Agencies Mortgage-Backed	3.4
Commercial Mortgage Pass-Through Certificates	3.4
Real Estate	3.4
Energy	2.2
Asset-Backed Certificates	1.8
Asset-Backed Certificates/Auto Receivables	1.7
Collateralized Loan Obligations Debt	1.6
Commercial & Professional Services	1.4
Beverage Products	1.1
Industrial	1.1
Transportation	1.0
Electronic Components	.9
Consumer Staples	.9
Diversified Financials	.9
Insurance	.7
U.S. Treasury Securities	.7
Retailing	.7
Consumer Durables & Apparel	.7
Aerospace & Defense	.6
Health Care	.6
Food Products	.5
Metals & Mining	.5
Building Materials	.4
Chemicals	.4
U.S. Government Agencies Collateralized Mortgage Obligations	.3
Environmental Control	.3
Investment Companies	.2
Automobiles & Components	.1
U.S. Government Agencies Collateralized Municipal-Backed Securities	.1
Telecommunication Services	.1
Options Purchased	.0
98.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	871,267	96,828,553	(97,685,962)	13,858	91,252
Investment of Cash Collateral for Securities Loaned - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	2,114,857	62,832,863	(64,715,420)	232,300	6,665	††
Total - .2%	2,986,124	159,661,416	(162,401,382)	246,158	97,917

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	41	6/6/2024	5,146,304[a]	5,118,921	(27,383)
Euro-Bobl	60	6/6/2024	7,501,085[a]	7,455,246	(45,839)
Euro-Schatz	48	6/6/2024	5,412,240[a]	5,384,323	(27,917)
U.S. Treasury 10 Year Notes	55	6/18/2024	6,070,192	5,909,063	(161,129)
U.S. Treasury 2 Year Notes	171	6/28/2024	34,758,699	34,654,219	(104,480)
U.S. Treasury 5 Year Notes	24	6/28/2024	2,522,102	2,513,813	(8,289)
U.S. Treasury Long Bond	5	6/18/2024	588,291	569,063	(19,228)
U.S. Treasury Ultra 10 Year Notes	14	6/18/2024	1,549,025	1,543,063	(5,962)
Futures Short
Australian 10 Year Bond	34	6/17/2024	2,527,719[a]	2,478,506	49,213

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Canadian 10 Year Bond	137	6/19/2024	11,904,929[a]	11,642,487	262,442
Euro 30 Year Bond	11	6/6/2024	1,550,759[a]	1,513,418	37,341
Euro-Bond	94	6/6/2024	13,254,799[a]	13,049,209	205,590
Japanese 10 Year Bond	6	6/13/2024	5,520,680[a]	5,497,258	23,422
U.S. Treasury Ultra Long Bond	52	6/18/2024	6,529,324	6,217,250	312,074
Gross Unrealized Appreciation				890,082
Gross Unrealized Depreciation				(400,227)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Call Options:
Swaption Receiver Markit iTraxx Europe Index Series 41, Payer 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 11,450,000, Citigroup Global Markets, Inc.	0.60	6/19/2024	11,450,000	[b]EUR	(30,366)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 42, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 30,600,000, Citigroup Global Markets, Inc.	0.63	6/20/2024	30,600,000	[b]	(20,947)
Swaption Payer Markit CDX North America Investment Grade Index Series 42, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 34,700,000, Citigroup Global Markets, Inc.	0.63	5/15/2024	34,700,000	[b]	(3,614)
Swaption Payer Markit iTraxx Europe Index Series 41, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 11,450,000, Citigroup Global Markets, Inc.	0.60	6/19/2024	11,450,000	[b]EUR	(16,525)

Options Written (continued)
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Put Options: (continued)
Swaption Payer Markit iTraxx Europe Index Series 41, Receiver 3 Month Fixed Rate of .00% terminating on 06/20/2029, Contracts 26,300,000, Citigroup Global Markets, Inc.	0.65	5/15/2024	26,300,000	[b]EUR	(3,805)
Total Options Written (premiums received $117,216)					(75,257)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	448,578	British Pound	360,000	5/14/2024	(1,291)
United States Dollar	548,810	Australian Dollar	830,000	5/14/2024	10,904
United States Dollar	92,011	British Pound	74,000	5/14/2024	(462)
United States Dollar	265,661	Canadian Dollar	365,000	5/14/2024	464
Colombian Peso	1,457,480,000	United States Dollar	365,328	5/14/2024	5,335
United States Dollar	3,837,807	Chinese Yuan Renminbi	27,285,000	5/14/2024	64,592
BNP Paribas Corp.
Euro	100,000	United States Dollar	106,447	5/14/2024	332
Chinese Yuan Renminbi	32,360,000	United States Dollar	4,554,238	5/14/2024	(79,206)
United States Dollar	113,853	Japanese Yen	17,370,000	5/14/2024	3,482
United States Dollar	76,484	Norwegian Krone	815,000	5/14/2024	3,090
United States Dollar	375,757	British Pound	300,000	5/14/2024	866
Citigroup Global Markets, Inc.
United States Dollar	885,354	Euro	830,000	5/14/2024	(912)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets, Inc. (continued)
British Pound	15,000	United States Dollar	18,621	5/14/2024	124
Chilean Peso	175,322,000	United States Dollar	178,021	5/14/2024	4,558
Thai Baht	34,802,263	United States Dollar	950,136	5/14/2024	(10,010)
New Zealand Dollar	135,000	United States Dollar	80,490	5/14/2024	(942)
Polish Zloty	1,123,000	United States Dollar	283,001	5/14/2024	(6,200)
United States Dollar	103,258	Japanese Yen	15,910,000	5/14/2024	2,164
Goldman Sachs & Co. LLC
United States Dollar	3,638,804	Japanese Yen	549,645,000	5/14/2024	146,292
United States Dollar	8,334,099	Euro	7,675,000	5/14/2024	138,810
Peruvian Nuevo Sol	700,000	United States Dollar	184,133	5/14/2024	1,777
United States Dollar	1,315,584	Peruvian Nuevo Sol	4,892,000	5/14/2024	16,342
United States Dollar	186,619	Hungarian Forint	67,866,000	5/14/2024	1,734
Mexican Peso	3,686,000	United States Dollar	221,829	5/14/2024	(7,139)
Romanian Leu	1,540,000	United States Dollar	335,307	5/14/2024	(5,130)
British Pound	245,000	United States Dollar	308,249	5/14/2024	(2,088)
New Zealand Dollar	1,244,000	United States Dollar	749,886	5/14/2024	(16,862)
United States Dollar	70,682	New Zealand Dollar	120,000	5/14/2024	(28)
Australian Dollar	225,000	United States Dollar	146,825	5/14/2024	(1,007)
Malaysian Ringgit	5,535,000	United States Dollar	1,160,645	5/14/2024	205
United States Dollar	1,176,244	Malaysian Ringgit	5,506,000	5/14/2024	21,476
HSBC Securities (USA) Inc.
Canadian Dollar	5,825,000	United States Dollar	4,317,236	5/14/2024	(84,990)
United States Dollar	90,054	Thai Baht	3,300,000	5/14/2024	910
Israeli Shekel	1,501,000	United States Dollar	400,788	5/15/2024	635

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc. (continued)
Japanese Yen	2,807,165,000	United States Dollar	18,615,719	5/14/2024	(778,646)
United States Dollar	242,357	Chinese Yuan Renminbi	1,720,000	5/14/2024	4,500
Euro	3,349,000	United States Dollar	3,604,257	5/14/2024	(28,228)
United States Dollar	7,709,277	Euro	7,225,000	5/14/2024	(5,506)
Danish Krone	2,298,000	United States Dollar	334,537	5/14/2024	(5,447)
New Zealand Dollar	113,000	United States Dollar	66,482	5/14/2024	103
Indonesian Rupiah	5,520,670,000	United States Dollar	353,083	5/14/2024	(13,674)
Chinese Yuan Renminbi	112,744,384	United States Dollar	15,558,971	5/14/2024	(5,867)
Norwegian Krone	3,182,000	United States Dollar	296,823	5/14/2024	(10,272)
British Pound	44,000	United States Dollar	55,680	5/14/2024	(696)
J.P. Morgan Securities LLC
Japanese Yen	1,028,688,000	United States Dollar	6,819,003	5/14/2024	(282,592)
United States Dollar	5,880,341	South Korean Won	7,810,888,000	5/14/2024	224,802
Euro	4,049,000	United States Dollar	4,360,700	5/14/2024	(37,218)
Polish Zloty	285,000	United States Dollar	71,488	5/14/2024	(1,240)
United States Dollar	81,243	Polish Zloty	320,000	5/14/2024	2,368
United States Dollar	92,924	Mexican Peso	1,530,000	5/14/2024	3,809
South Korean Won	2,051,050,000	United States Dollar	1,477,726	5/14/2024	7,354
United States Dollar	66,871	Singapore Dollar	90,000	5/14/2024	896
United States Dollar	884,527	Canadian Dollar	1,200,000	5/14/2024	12,648
United States Dollar	718,799	Chinese Yuan Renminbi	5,120,000	5/14/2024	10,759
Morgan Stanley & Co. LLC
United States Dollar	446,426	Swiss Franc	402,000	5/14/2024	8,428
Australian Dollar	255,000	United States Dollar	168,450	5/14/2024	(3,190)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
United States Dollar	694,147	Australian Dollar	1,057,000	5/14/2024	9,127
Canadian Dollar	1,759,000	United States Dollar	1,287,322	5/14/2024	(9,293)
United States Dollar	73,239	Canadian Dollar	100,000	5/14/2024	582
Euro	14,753,000	United States Dollar	15,979,170	5/14/2024	(226,063)
United States Dollar	85,456	Euro	80,000	5/14/2024	33
United States Dollar	51,747	South African Rand	968,000	5/14/2024	374
United States Dollar	152,417	Malaysian Ringgit	725,000	5/14/2024	363
British Pound	777,000	United States Dollar	983,762	5/14/2024	(12,794)
United States Dollar	1,486,031	British Pound	1,175,000	5/14/2024	17,707
Swedish Krona	7,445,000	United States Dollar	700,577	5/14/2024	(24,601)
United States Dollar	111,031	Swedish Krona	1,170,000	5/14/2024	4,800
Indonesian Rupiah	5,114,765,000	United States Dollar	314,862	5/14/2024	(408)
United States Dollar	164,122	Indonesian Rupiah	2,610,420,000	5/14/2024	3,634
United States Dollar	1,245,978	Japanese Yen	194,855,000	5/14/2024	7,845
British Pound	47,000	United States Dollar	58,571	5/14/2024	162
Chinese Yuan Renminbi	4,100,000	United States Dollar	565,383	5/14/2024	213
Czech Koruna	10,534,000	United States Dollar	449,910	5/14/2024	(2,978)
United States Dollar	502,299	Chinese Yuan Renminbi	3,580,000	5/14/2024	7,224
RBC Capital Markets LLC
United States Dollar	2,336,407	Euro	2,182,000	5/14/2024	6,489
United States Dollar	1,032,861	Chinese Yuan Renminbi	7,345,000	5/14/2024	17,128
United States Dollar	181,970	Canadian Dollar	250,000	5/14/2024	329
British Pound	260,000	United States Dollar	328,857	5/14/2024	(3,951)
United States Dollar	118,253	British Pound	95,000	5/14/2024	(463)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBC Capital Markets LLC (continued)
United States Dollar	162,424	Australian Dollar	250,000	5/14/2024	404
United States Dollar	5,927,674	New Zealand Dollar	9,807,000	5/14/2024	148,926
UBS Securities LLC
Swiss Franc	394,000	United States Dollar	436,785	5/14/2024	(7,504)
Canadian Dollar	281,000	United States Dollar	204,388	5/14/2024	(223)
Gross Unrealized Appreciation					925,099
Gross Unrealized Depreciation					(1,677,121)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Maturity Fixed at 2.80%	EUR - CPTFEMU at Maturity	7/28/2053	3,550,574	264,458	229,383	35,075
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	7/28/2053	4,957,000	52,295	88,828	(36,533)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.45%	12/7/2053	4,298,000	92,469	4,554	87,915
EUR Maturity Fixed at 2.50%	EUR - CPURNSA at Maturity	12/7/2053	2,942,270	(48,083)	64,862	(112,945)
GBP - 12 Month SONIO/N	GBP 12 Month Fixed at 3.45%	12/21/2028	11,096,004	452,812	8,325	444,487
GBP Maturity Fixed at 3.70%	GBP - UKRPI at Maturity	4/5/2034	8,846,814	(71,879)	-	(71,879)
Gross Unrealized Appreciation					567,477
Gross Unrealized Depreciation					(221,357)

EUR—Euro

GBP—British Pound

USD—United States Dollar

SONIO/N—Sterling Overnight Interbank Average

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA

CPURNSA—US CPI Urban Consumers NSA

UKRPI—UK RPI All Items NSA

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - 3 Month Euribor at 3.93%	EUR - IBOXXMJA at Maturity	J.P. Morgan Securities LLC	6/20/24	319,938	1,687
EUR - QW5A at Maturity	EUR - 3 Month Euribor at 3.93%	J.P. Morgan Securities LLC	6/20/24	8,272,163	(90,144)
EUR - 3 Month Euribor at 3.93%	EUR - IBOXXMJA at Maturity	Goldman Sachs & Co. LLC	6/20/24	4,415,614	31,418
EUR - QW5A at Maturity	EUR - 3 Month Euribor at 3.93%	Goldman Sachs & Co. LLC	6/20/24	4,680,929	(36,268)
USD - 3 Month SOFRRATE at 5.33%	USD - IBOXIG at Maturity	J.P. Morgan Securities LLC	6/20/24	1,309,228	49,171
USD - Maturity SOFRRATE at 5.33%	USD - IBOXIG at Maturity	J.P. Morgan Securities LLC	6/20/24	2,460,140	55,419
Gross Unrealized Appreciation					137,695
Gross Unrealized Depreciation					(126,412)

EUR—Euro

USD—United States Dollar

IBOXXMJA—Markit iBoxx € Liquid High Yield Index

IBOXIG—Markit iBoxx $ Investment Grade Corporate Bond ETF

SOFRRATE—Secured Overnight Financing Rate

QW5A—Markit iBoxx € Corporates

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2]
Citigroup Global Markets, Inc.
Whirlpool, 4.75%, 2/26/2029 Received 3 Month Fixed Rate of 1.00%	6/20/2029	400,000	(8,934)	(5,121)	(3,813)

OTC Credit Default Swaps (continued)
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation)($)
Sold Contracts:[2](continued)
Goldman Sachs & Co. LLC
Electrolux AB, 2.50%, 5/18/2030 Received 3 Month Fixed Rate of 1.00%	6/20/2029	309,488	(9,028)	(9,865)	837
Purchased Contracts:[3]
Barclays Capital, Inc.
Deutsche Lufthansa, .25%, 9/6/2024 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	266,800	2,168	3,869	(1,701)
Citigroup Global Markets, Inc.
Southwest Airlines, 5.13%, 6/15/2027 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	660,000	(960)	(1,324)	364
Deutsche Lufthansa, .25%, 9/6/2024 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	288,144	2,341	4,408	(2,067)
Goldman Sachs & Co. LLC
United Airlines, 4.88%, 1/15/2025 Paid 3 Month Fixed Rate of 5.00%	12/20/2028	210,000	(16,573)	791	(17,364)
Gross Unrealized Appreciation				1,201
Gross Unrealized Depreciation				(24,945)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 42, Received 3 Month Fixed Rate of 5.00%	6/20/2029	230,000	14,856	15,852	(996)
Markit iTraxx Europe Index Series 41, Received 3 Month Fixed Rate of 1.00%	6/20/2029	8,761,712	192,049	183,682	8,367
Purchased Contracts:[3]
Markit iTraxx Europe Senior Financial Index Series 41, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	12,742,368	(231,696)	(213,509)	(18,187)
Markit CDX North America Investment Grade Index Series 42, Paid 3 Month Fixed Rate of 1.00%	6/20/2029	48,385,000	(1,074,341)	(933,185)	(141,156)
Gross Unrealized Appreciation				8,367
Gross Unrealized Depreciation				(160,339)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $223,770)—Note 1(c):
Unaffiliated issuers	145,864,359	141,156,364
Affiliated issuers	246,158	246,158
Cash		2,268,062
Cash collateral held by broker—Note 4		4,400,923
Dividends, interest and securities lending income receivable		1,620,779
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		925,099
Unrealized appreciation on over-the-counter swap agreements—Note 4		138,896
Receivable for shares of Beneficial Interest subscribed		19,683
Receivable for futures variation margin—Note 4		15,380
Over-the-counter swap upfront payments—Note 4		9,068
Tax reclaim receivable—Note 1(b)		4,712
Prepaid expenses		46,136
		150,851,260
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		81,236
Cash overdraft due to Custodian denominated in foreign currency	2,006,570	2,002,399
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,677,121
Note payable—Note 2		1,300,000
Payable for investment securities purchased		665,386
Payable for shares of Beneficial Interest redeemed		653,686
Liability for securities on loan—Note 1(c)		232,300
Unrealized depreciation on over-the-counter swap agreements—Note 4		151,357
Outstanding options written, at value (premiums received $117,216)—Note 4		75,257
Payable for swap variation margin—Note 4		28,350
Swap upfront receipts—Note 4		16,310
Trustees’ fees and expenses payable		9,707
Interest payable—Note 2		1,777
Other accrued expenses		86,066
		6,980,952
Net Assets ($)		143,870,308
Composition of Net Assets ($):
Paid-in capital		356,575,543
Total distributable earnings (loss)		(212,705,235)
Net Assets ($)		143,870,308

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	19,660,212	1,058,323	91,327,025	31,824,748
Shares Outstanding	1,635,841	93,207	7,428,215	2,577,058
Net Asset Value Per Share ($)	12.02	11.35	12.29	12.35

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (Unaudited)

Investment Income ($):
Income:
Interest (net of $31,800 foreign taxes withheld at source)	3,335,216
Dividends:
Unaffiliated issuers	113,069
Affiliated issuers	91,252
Income from securities lending—Note 1(c)	6,665
Total Income	3,546,202
Expenses:
Management fee—Note 3(a)	455,385
Shareholder servicing costs—Note 3(c)	111,278
Professional fees	64,813
Registration fees	33,355
Custodian fees—Note 3(c)	31,050
Interest expense—Note 2	18,715
Chief Compliance Officer fees—Note 3(c)	12,262
Prospectus and shareholders’ reports	11,896
Trustees’ fees and expenses—Note 3(d)	11,800
Distribution fees—Note 3(b)	4,691
Loan commitment fees—Note 2	2,455
Miscellaneous	21,809
Total Expenses	779,509
Less—reduction in expenses due to undertaking—Note 3(a)	(21,998)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,673)
Net Expenses	755,838
Net Investment Income	2,790,364
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(8,282,241)
Net realized gain (loss) on futures	588,289
Net realized gain (loss) on options transactions	16,857
Net realized gain (loss) on forward foreign currency exchange contracts	(397,473)
Net realized gain (loss) on swap agreements	(738,523)
Net Realized Gain (Loss)	(8,813,091)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	19,804,305
Net change in unrealized appreciation (depreciation) on futures	(875,588)
Net change in unrealized appreciation (depreciation) on options transactions	43,497
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(272,416)
Net change in unrealized appreciation (depreciation) on swap agreements	(448,920)
Net Change in Unrealized Appreciation (Depreciation)	18,250,878
Net Realized and Unrealized Gain (Loss) on Investments	9,437,787
Net Increase in Net Assets Resulting from Operations	12,228,151

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations ($):
Net investment income	2,790,364	5,662,337
Net realized gain (loss) on investments	(8,813,091)	(8,265,586)
Net change in unrealized appreciation (depreciation) on investments	18,250,878	7,365,784
Net Increase (Decrease) in Net Assets Resulting from Operations	12,228,151	4,762,535
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	895,560	3,393,972
Class C	9,177	363,197
Class I	12,477,784	54,889,886
Class Y	13,213,587	42,063,921
Cost of shares redeemed:
Class A	(2,715,645)	(9,157,621)
Class C	(450,986)	(784,351)
Class I	(56,039,333)	(67,080,373)
Class Y	(28,910,142)	(25,910,579)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(61,519,998)	(2,221,948)
Total Increase (Decrease) in Net Assets	(49,291,847)	2,540,587
Net Assets ($):
Beginning of Period	193,162,155	190,621,568
End of Period	143,870,308	193,162,155
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	72,929	283,702
Shares redeemed	(220,710)	(766,307)
Net Increase (Decrease) in Shares Outstanding	(147,781)	(482,605)
Class Ca
Shares sold	792	32,085
Shares redeemed	(38,687)	(69,306)
Net Increase (Decrease) in Shares Outstanding	(37,895)	(37,221)
Class Ib
Shares sold	997,527	4,483,573
Shares redeemed	(4,410,713)	(5,499,389)
Net Increase (Decrease) in Shares Outstanding	(3,413,186)	(1,015,816)
Class Yb
Shares sold	1,033,496	3,392,439
Shares redeemed	(2,288,586)	(2,113,332)
Net Increase (Decrease) in Shares Outstanding	(1,255,090)	1,279,107

[a]

During the period ended April 30, 2024, 77 Class C shares representing $896 were automatically converted to 73 Class A shares and during the period ended October 31, 2023, 174 Class C shares representing $1,989 were automatically converted to 166 Class A shares.

[b]

During the period ended April 30, 2024, 219 Class A shares representing $2,697 were exchanged for 215 Class I shares and during the period ended October 31, 2023, 972,906 Class I shares representing $12,037,438 were exchanged for 970,540 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.42	11.13	14.81	15.33	15.04	14.68
Investment Operations:
Net investment income[a]	.18	.28	.10	.12	.12	.23
Net realized and unrealized gain (loss) on investments	.42	.01	(3.52)	(.25)	.17[b]	.51
Total from Investment Operations	.60	.29	(3.42)	(.13)	.29	.74
Distributions:
Dividends from net investment income	-	-	(.26)	(.39)	-	(.38)
Net asset value, end of period	12.02	11.42	11.13	14.81	15.33	15.04
Total Return (%)[c]	5.16[d]	2.61	(23.48)	(1.03)	1.93	5.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[e]	1.10	1.57	1.80	1.66	1.41
Ratio of net expenses to average net assets	1.04[e]	1.02	1.02	1.02	1.02	1.02
Ratio of net investment income to average net assets	2.88[e]	2.37	.78	.77	.83	1.53
Portfolio Turnover Rate	81.18[d]	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	19,660	20,362	25,223	41,115	43,274	55,243

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.83	10.65	14.20	14.76	14.58	14.28
Investment Operations:
Net investment income[a]	.11	.18	.00[b]	.01	.03	.13
Net realized and unrealized gain (loss) on investments	.41	.00[b]	(3.37)	(.26)	.15[c]	.50
Total from Investment Operations	.52	.18	(3.37)	(.25)	.18	.63
Distributions:
Dividends from net investment income	-	-	(.18)	(.31)	-	(.33)
Net asset value, end of period	11.35	10.83	10.65	14.20	14.76	14.58
Total Return (%)[d]	4.71[d]	1.69	(24.08)	(1.78)	1.23	4.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[e]	1.84	1.79	1.73	1.71	1.68
Ratio of net expenses to average net assets	1.92[e]	1.83	1.79	1.73	1.71	1.68
Ratio of net investment income to average net assets	1.97[e]	1.55	.01	.07	.21	.94
Portfolio Turnover Rate	81.18[d]	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	1,058	1,420	1,793	2,823	8,368	16,745

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2024		Year Ended October 31,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.67	11.35	15.09	15.59	15.24	14.85
Investment Operations:
Net investment income[a]	.19	.32	.14	.17	.18	.29
Net realized and unrealized gain (loss) on investments	.43	.00[b]	(3.59)	(.26)	.17[c]	.50
Total from Investment Operations	.62	.32	(3.45)	(.09)	.35	.79
Distributions:
Dividends from net investment income	-	-	(.29)	(.41)	-	(.40)
Net asset value, end of period	12.29	11.67	11.35	15.09	15.59	15.24
Total Return (%)	5.22[d]	2.82	(23.26)	(.71)	2.30	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[e]	.77	.73	.70	.69	.66
Ratio of net expenses to average net assets	.82[e]	.76	.73	.70	.69	.66
Ratio of net investment income to average net assets	3.07[e]	2.62	1.07	1.10	1.21	1.94
Portfolio Turnover Rate	81.18[d]	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	91,327	126,501	134,568	228,633	274,030	478,195

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2024		Year Ended October 31,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	11.71	11.37	15.11	15.62	15.25	14.85
Investment Operations:
Net investment income[a]	.20	.34	.16	.19	.19	.30
Net realized and unrealized gain (loss) on investments	.44	.00[b]	(3.60)	(.28)	.18[c]	.52
Total from Investment Operations	.64	.34	(3.44)	(.09)	.37	.82
Distributions:
Dividends from net investment income	-	-	(.30)	(.42)	-	(.42)
Net asset value, end of period	12.35	11.71	11.37	15.11	15.62	15.25
Total Return (%)	5.38[d]	2.99	(23.19)	(.65)	2.36	5.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[e]	.66	.64	.61	.59	.57
Ratio of net expenses to average net assets	.73[e]	.66	.64	.61	.59	.57
Ratio of net investment income to average net assets	3.15[e]	2.73	1.16	1.18	1.25	1.99
Portfolio Turnover Rate	81.18[d]	119.74	172.43	141.06	103.49	107.73
Net Assets, end of period ($ x 1,000)	31,825	44,878	29,038	46,419	72,241	77,966

a Based on average shares outstanding.

b Amount represents less than .01 per share.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

d Not annualized.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	6,944,666	-	6,944,666
Collateralized Loan Obligations	-	2,272,835	-	2,272,835
Commercial Mortgage-Backed	-	2,945,178	-	2,945,178
Corporate Bonds	-	47,230,683	-	47,230,683

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Foreign Governmental	-	75,101,331	-	75,101,331
Investment Companies	246,158	-	-	246,158
U.S. Government Agencies Collateralized Mortgage Obligations	-	485,740	-	485,740
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	133,474	-	133,474
U.S. Government Agencies Mortgage-Backed	-	4,941,558	-	4,941,558
U.S. Treasury Securities	-	1,057,532	-	1,057,532
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	925,099	-	925,099
Futures††	890,082	-	-	890,082
Options Purchased	-	43,367	-	43,367
Swap Agreements††	-	714,740	-	714,740
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,677,121)	-	(1,677,121)
Futures††	(400,227)	-	-	(400,227)
Options Written	-	(75,257)	-	(75,257)
Swap Agreements††	-	(533,053)	-	(533,053)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $908 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	223,770		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	223,770		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(223,770)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Non-Diversification Risk: The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $200,377,871 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $122,209,904 of short-term capital losses and $78,167,967 of long-term capital losses which can be carried forward for an unlimited period.

There were no distributions paid to shareholders during the fiscal year ended October 31, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended April 30, 2024, the fund was charged $18,715 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2024 was approximately $587,363 with a related weighted average annualized interest rate of 6.41%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser and the Trust, the Trust has agreed to pay the Adviser a management fee computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2023 through March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the Class A shares of the fund so that the direct expenses of Class A shares (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowing and extraordinary expenses) do not exceed .77% of the value of the fund’s average daily net assets. On or after March 1, 2025, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $21,998 during the period ended April 30, 2024.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $40 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $4,691 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $25,922 and $1,564, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $6,518 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,673.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $31,050 pursuant to the custody agreement.

During the period ended April 30, 2024, the fund was charged $12,262 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $64,604, Distribution Plan fees of $669, Shareholder Services Plan fees of $4,334, Custodian fees of $18,000, Chief Compliance Officer fees of $4,206 and Transfer Agent fees of $3,363, which are offset against an expense reimbursement currently in effect in the amount of $13,940.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2024, amounted to $142,144,764 and $198,792,240, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund's derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rate, credit, currency or as a substitute for an investment. The fund is subject to market risk, credit risk, currency risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Swaptions purchase and write options on swaps (“swaptions”) primarily preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at April 30, 2024 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2024 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swap open at April 30, 2024 which are set forth in the Statement of Investments.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

security, an index, or basket of investments. Total return swaps open at April 30, 2024 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at April 30, 2024 are set forth in the Statement of Investments.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at April 30, 2024 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,457,559	[1,2]	Interest rate risk	(621,584)	[1,2]
Equity risk	137,695	[2]	Equity risk	(126,412)	[2]
Foreign exchange risk	925,099	[3]	Foreign exchange risk	(1,677,121)	[3]
Credit risk	52,935	[2,4]	Credit risk	(260,541)	[2,5]
Gross fair value of derivative contracts	2,573,288			(2,685,658)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.
Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	588,289		-		-		1,042,114		1,630,403
Equity	-		-		-		(883,972)		(883,972)
Foreign exchange	-		-		(397,473)		-		(397,473)
Credit	-		16,857		-		(896,665)		(879,808)
Total	588,289		16,857		(397,473)		(738,523)		(530,850)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(875,588)		-		-		(168,308)		(1,043,896)
Equity	-		-		-		(133,254)		(133,254)
Foreign exchange	-		-		(272,416)		-		(272,416)
Credit	-		43,497		-		(147,358)		(103,861)
Total	(875,588)		43,497		(272,416)		(448,920)		(1,553,427)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	890,082	(400,227)
Options	43,367	(75,257)
Forward contracts	925,099	(1,677,121)
Swaps	714,740	(533,053)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,573,288	(2,685,658)
Derivatives not subject to
Master Agreements	(1,465,926)	781,923
Total gross amount of assets
and liabilities subject to
Master Agreements	1,107,362	(1,903,735)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2024:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount of Assets ($)
Barclays Capital, Inc.	81,295		(3,454)	-		77,841
BNP Paribas Corp	7,770		(7,770)	-		-
Citigroup Global Markets, Inc.	50,577		(50,577)	-		-
Goldman Sachs & Co. LLC	358,891		(85,886)	-		273,005
HSBC Securities (USA), Inc.	6,148		(6,148)	-		-
J.P. Morgan Securities LLC	368,913		(368,913)	-		-
Morgan Stanley & Co. LLC	60,492		(60,492)	-		-
RBC Capital Markets, LLC	173,276		(4,414)	-		168,862
Total	1,107,362		(587,654)	-		519,708

Counterparty	Gross Amount of Liabilities ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	[2]	Net Amount of Liabilities ($)
Barclays Capital, Inc.	(3,454)		3,454	-		-
BNP Paribas Corp.	(79,206)		7,770	-		(71,436)
Citigroup Global Markets, Inc.	(99,201)		50,577	-		(48,624)
Goldman Sachs & Co. LLC	(85,886)		85,886	-		-
HSBC Securities (USA), Inc.	(933,326)		6,148	747,000		(180,178)
J.P. Morgan Securities LLC	(411,194)		368,913	-		(42,281)
Morgan Stanley & Co. LLC	(279,327)		60,492	92,000		(126,835)
RBC Capital Markets, LLC	(4,414)		4,414	-		-
UBS Securities LLC	(7,727)		-	-		(7,727)
Total	(1,903,735)		587,654	839,000		(477,081)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Interest Rate Futures Long	33,659,814
Interest Rate Futures Short	54,750,233
Options Contracts:
Credit Purchased Options	37,688
Credit Written Options	66,277
Forward Contracts:
Forward Contracts Purchased in USD	96,629,577
Forward Contracts Sold in USD	51,732,115

The following table summarizes the monthy average notional value of swap agreements outstanding during the period ended April 30, 2024:

Average Notional Value ($)
Swap Agreements:
Equity Total Return Swap Pays Fixed Rate	15,812,671
Equity Total Return Swap Receives Fixed Rate	12,467,853
Interest Rate Swap Pays Fixed Rate	15,089,694
Interest Rate Swap Receives Fixed Rate	16,642,091
Credit Default Swap Buy Protection	12,139,234
Credit Default Swap Sell Protection	71,561,225

At April 30, 2024, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $4,746,517, consisting of $4,197,105 gross unrealized appreciation and $8,943,622 gross unrealized depreciation.

At April 30, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international income funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for all periods, except for the one-, four- and five-year periods when the fund’s total return performance was below the Performance Group median, and was below the Performance Universe median for all periods, except for the ten-year period when the fund’s total return performance was at the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for eight of the ten one-year periods ended December 31, 2023, and above the Performance Universe median for six of the ten one-year periods ended December 31, 2023. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2025, to waive receipt of its fees and/or assume the direct expenses of Class A shares of the fund so that the direct expenses of Class A shares (excluding shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .77% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon International Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6091SA0424

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

       David J. DiPetrillo

       President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

      James Windels

     Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)